FINANCIAL HIGHLIGHTS

EdR
COLLEGIATE HOUSING

SUPPLEMENTAL FINANCIAL INFORMATION
2017 | Q2

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FINANCIAL HIGHLIGHTS

2017Q2

Our Communities
are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights ____ 1
Balance Sheet ____ 2
Operating Results ____ 3
Funds from Operations ____ 5
Community Operating Results ____ 6
Same-Community Expenses by Category ____ 7
Community Operations – Trailing Five Quarters ____ 8
Pre-leasing Summary ____ 10
Same-Community Pre-leasing by Region & Distance ____ 11
Top EdR Markets and States by Revenue ____ 12
New Supply & Enrollment–EdR Markets ____ 14
Owned Community Projected 2018 New Supply & Demand Information ____ 15
Owned Development Summary ____ 16
Capital Allocation – Long Term Funding Plan ____ 18
Third-Party Development Summary ____ 19
Capital Structure ____ 20
Unsecured Senior Note Covenants ____ 22
Reconciliation of Non-GAAP Measures ____ 23
2017 Guidance ____ 25
Community Listing-Owned ____ 26
Investor Relations ____ 28
Definitions ____ 29
Safe Harbor Statement ____ 30

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended June 30,				Six Months Ended June 30,
	2017	2016	$ Chg	% Chg	2017	2016	$ Chg	% Chg
Same-community revenue	$55,574	$54,453	$1,121	2.1%	$119,066	$117,082	$1,984	1.7%
Total community revenue	70,071	61,690	8,381	13.6%	150,856	131,873	18,983	14.4%
Total revenue	74,042	65,140	8,902	13.7%	159,840	138,519	21,321	15.4%

Same-community net operating income	32,688	32,555	133	0.4%	74,309	74,370	(61)	(0.1)%
Total community net operating income	39,733	35,524	4,209	11.8%	91,641	80,818	10,823	13.4%
Total operating income	8,625	9,486	(861)	(9.1)%	27,066	29,702	(2,636)	(8.9)%

Net income attributable to EdR	6,060	17,655	(11,595)	(65.7)%	22,217	34,324	(12,107)	(35.3)%
Per share - basic	$0.07	$0.26	$(0.19)	(73.1)%	$0.29	$0.53	$(0.24)	(45.3)%
Per share - diluted	0.07	0.26	(0.19)	(73.1)%	0.28	0.52	(0.24)	(46.2)%

Funds from operations (FFO)	29,866	24,836	5,030	20.3%	72,162	47,616	24,546	51.5%
Per weighted average share/unit (1)	$0.40	$0.36	$0.04	11.1%	$0.98	$0.73	$0.25	34.2%

Core funds from operations (Core FFO)	31,042	26,417	4,625	17.5%	75,060	60,363	14,697	24.3%
Per weighted average share/unit (1)	$0.42	$0.39	$0.03	7.7%	$1.02	$0.92	$0.10	10.9%

FINANCIAL RATIOS:
	6/30/2017		12/31/2016
Debt to gross assets	25.8%		18.4%
Net debt to gross assets	25.0%		17.4%
Net debt to enterprise value	21.5%		13.5%
Interest coverage ratio (TTM)	11.4x		9.0x
Net debt to EBITDA - Adjusted (TTM)	2.3x		1.7x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

SECOND QUARTER	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	June 30, 2017	December 31, 2016
Assets
Collegiate housing properties, net (1)	$2,179,060	$2,108,706
Assets under development	517,011	289,942
Cash and cash equivalents	33,496	34,475
Restricted cash	8,073	7,838
Other assets	65,303	65,224
Total assets	$2,802,943	$2,506,185

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized deferred financing costs	$29,751	$62,520
Unsecured revolving credit facility	345,000	20,000
Unsecured term loans, net of unamortized deferred financing costs	186,385	186,738
Unsecured senior notes, net of unamortized deferred financing costs	248,069	247,938
Accounts payable and accrued expenses	162,819	127,872
Deferred revenue	12,560	20,727
Total liabilities	984,584	665,795

Commitments and contingencies	—	—

Redeemable noncontrolling interests	51,184	38,949

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 73,194,924 and 73,075,455 shares issued and outstanding as of June 30, 2017 and December 31, 2016, respectively	732	731
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,767,951	1,802,852
Retained earnings	—	—
Accumulated other comprehensive loss	(2,851)	(3,564)
Total EdR stockholders' equity	1,765,832	1,800,019
Noncontrolling interest	1,343	1,422
Total equity	1,767,175	1,801,441
Total liabilities and equity	$2,802,943	$2,506,185
(1) Amount is net of accumulated depreciation of $343,132 and $315,634, as of June 30, 2017 and December 31, 2016, respectively.

SECOND QUARTER	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended June 30,			Six months ended June 30,
	2017	2016	$ Change	2017	2016	$ Change
Revenues:
Collegiate housing leasing revenue	$70,071	$61,690	$8,381	$150,856	$131,873	$18,983
Third-party development consulting services	1,156	467	689	2,971	950	2,021
Third-party management services	831	697	134	1,776	1,591	185
Operating expense reimbursements	1,984	2,286	(302)	4,237	4,105	132
Total revenues	74,042	65,140	8,902	159,840	138,519	21,321
Operating expenses:
Collegiate housing leasing operations	30,338	26,166	4,172	59,215	51,055	8,160
Development and management services	2,775	2,728	47	5,676	5,249	427
General and administrative	2,935	2,921	14	6,142	5,502	640
Development pursuit, acquisition costs and severance	403	158	245	623	686	(63)
Depreciation and amortization	24,520	19,099	5,421	50,359	36,615	13,744
Ground lease expense	2,462	2,296	166	6,022	5,605	417
Other operating expense (1)	—	—	—	500	—	500
Reimbursable operating expenses	1,984	2,286	(302)	4,237	4,105	132
Total operating expenses	65,417	55,654	9,763	132,774	108,817	23,957
Operating income	8,625	9,486	(861)	27,066	29,702	(2,636)
Nonoperating (income) expenses:
Interest expense, net of capitalized interest	3,062	3,635	(573)	6,090	8,298	(2,208)
Amortization of deferred financing costs	358	457	(99)	779	937	(158)
Interest income	(17)	(200)	183	(49)	(274)	225
Loss on extinguishment of debt	—	216	(216)	22	10,136	(10,114)
Total nonoperating expenses	3,403	4,108	(705)	6,842	19,097	(12,255)
Income before equity in earnings (losses) of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	5,222	5,378	(156)	20,224	10,605	9,619
Equity in earnings (losses) of unconsolidated entities	129	107	22	384	(137)	521
Income before income taxes and gain on sale of collegiate housing properties	5,351	5,485	(134)	20,608	10,468	10,140
Income tax expense (benefit)	353	89	264	(532)	140	(672)
Income before gain on sale of collegiate housing properties	4,998	5,396	(398)	21,140	10,328	10,812
Gain on sale of collegiate housing properties	691	12,083	(11,392)	691	23,956	(23,265)
Net income	5,689	17,479	(11,790)	21,831	34,284	(12,453)
Less: Net loss attributable to the noncontrolling interests	(371)	(176)	(195)	(386)	(40)	(346)
Net income attributable to Education Realty Trust, Inc.	$6,060	$17,655	$(11,595)	$22,217	$34,324	$(12,107)

SECOND QUARTER	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended June 30,			Six months ended June 30,
	2017	2016	$ Change	2017	2016	$ Change
Other comprehensive income (loss):
(Loss) gain on cash flow hedging derivatives	(365)	(1,042)	677	713	(4,488)	5,201
Comprehensive income attributable to Education Realty Trust, Inc.	$5,695	$16,613	$(10,918)	$22,930	$29,836	$(6,906)

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.07	$0.26	$(0.19)	$0.29	$0.53	$(0.24)
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted (2)	$0.07	$0.26	$(0.19)	$0.28	$0.52	$(0.24)

Weighted average shares of common stock outstanding – basic	73,623	68,025	5,598	73,566	65,352	8,214
Weighted average shares of common stock outstanding – diluted (3)	73,841	68,293	5,548	73,795	65,629	8,166

(1) Represents the change in fair value of contingent consideration liabilities associated with the acquisition of Urbane.
(2) The numerator for earnings per share - diluted also includes $0.8 million and $1.2 million of accretion of redeemable noncontrolling interests for the three and six months ended June 30, 2017, respectively.

(3) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units and shares issuable upon settlement of the forward equity agreements.

SECOND QUARTER	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended June 30,			Six months ended June 30,
	2017	2016	$ Change	2017	2016	$ Change
Net income attributable to EdR	$6,060	$17,655	$(11,595)	$22,217	$34,324	$(12,107)
Gain on sale of collegiate housing assets	(691)	(12,083)	11,392	(691)	(23,956)	23,265
Real estate related depreciation and amortization	24,050	18,695	5,355	49,405	35,808	13,597
Equity portion of real estate depreciation and amortization on equity investees	671	657	14	1,347	1,323	24
Noncontrolling interests	(224)	(88)	(136)	(116)	117	(233)
Funds from operations ("FFO") available to stockholders and unitholders	29,866	24,836	5,030	72,162	47,616	24,546
percent change			20.3%			51.5%

FFO adjustments:
Loss on extinguishment of debt	—	216	(216)	22	10,136	(10,114)
Acquisition costs	2	178	(176)	27	238	(211)
Change in fair value of contingent consideration liability (1)	—	—	—	500	—	500
Straight-line adjustment for ground leases (2)	1,174	1,187	(13)	2,349	2,373	(24)
FFO adjustments	1,176	1,581	(405)	2,898	12,747	(9,849)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$31,042	$26,417	$4,625	$75,060	$60,363	$14,697
percent change			17.5%			24.3%

Earnings per share - diluted (3)	$0.07	$0.26	$(0.19)	$0.28	$0.52	$(0.24)
percent change			(73.08)%			(46.2)%
FFO per weighted average share/unit (4)	$0.40	$0.36	$0.04	$0.98	$0.73	$0.25
percent change			11.1%			34.2%
Core FFO per weighted average share/unit (4)	$0.42	$0.39	$0.03	$1.02	$0.92	$0.10
percent change			7.7%			10.9%

Weighted average shares/units (4)	73,841	68,293	5,548	73,795	65,629	8,166
percent change			8.1%			12.4%

(1) This represents the fair value adjustment for Urbane's contingent consideration.
(2)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $0.8 million and $1.2 million of accretion of redeemable noncontrolling interests for the three and six months ended June 30, 2017, respectively.

(4)  FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact, and the dilutive impact of the ATM Forward.

SECOND QUARTER	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended June 30,				Six Months Ended June 30,
	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Revenues
Same-communities(1)	$55,574	$54,453	$1,121	2.1%	$119,066	$117,082	$1,984	1.7%
New-communities(2)	12,526	2,856	9,670	NM	26,173	4,064	22,109	NM
Other-communities(3)	1,662	1,951	(289)	NM	4,683	5,151	(468)	NM
Sold-communities(4)	309	2,430	(2,121)	NM	934	5,576	(4,642)	NM
Total revenues	70,071	61,690	8,381	13.6%	150,856	131,873	18,983	14.4%

Operating expenses (5)
Same-communities(1)	22,886	21,898	988	4.5%	44,757	42,712	2,045	4.8%
New-communities(2)	5,741	1,530	4,211	NM	10,817	2,328	8,489	NM
Other-communities(3)	1,336	1,382	(46)	NM	2,810	2,909	(99)	NM
Sold-communities(4)	375	1,356	(981)	NM	831	3,106	(2,275)	NM
Total operating expenses	30,338	26,166	4,172	15.9%	59,215	51,055	8,160	16.0%

Net operating income
Same-communities(1)	32,688	32,555	133	0.4%	74,309	74,370	(61)	(0.1)%
New-communities (2)	6,785	1,326	5,459	NM	15,356	1,736	13,620	NM
Other-communities(3)	326	569	(243)	NM	1,873	2,242	(369)	NM
Sold-communities(4)	(66)	1,074	(1,140)	NM	103	2,470	(2,367)	NM
Total net operating income	$39,733	$35,524	$4,209	11.8%	$91,641	$80,818	$10,823	13.4%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 26 of this supplement for a listing of same-communities.

(2) See page 27 of this supplement for a listing of which communities are categorized as new-communities.
(3) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University. As a result of the university implementing a new freshman live-on requirement this fall, we anticipate changing the way the community will be leased and operated in 2017 making year over year results incomparable.

(4) Represents operating results from communities sold in 2016 and 2017.
(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

SECOND QUARTER	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended June 30, 2017			Three months ended June 30, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,518	$249	28%	$6,521	$249	30%	$(3)	—%
On-Site Payroll	3,993	153	17%	3,952	151	18%	41	1.0%
General & Administrative(2)	3,039	116	13%	3,215	123	15%	(176)	(5.5)%
Maintenance & Repairs(3)	2,235	85	10%	1,994	76	9%	241	12.1%
Marketing	810	31	4%	796	30	4%	14	1.8%
Total Direct Operating Expenses	$16,595	$634	72%	$16,478	$629	76%	$117	0.7%

Real Estate Taxes	5,781	221	26%	4,855	186	22%	926	19.1%
Insurance	510	19	2%	565	22	2%	(55)	(9.7)%
Total Fixed Operating Expenses	$6,291	$240	28%	$5,420	$208	24%	$871	16.1%
Total Property Operating Expenses	$22,886	$874	100%	$21,898	$837	100%	$988	4.5%

	Six months ended June 30, 2017			Six months ended June 30, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$12,905	$493	29%	$12,710	$486	30%	$195	1.5%
On-Site Payroll	7,917	303	18%	7,962	304	19%	(45)	(0.6)%
General & Administrative(2)	6,220	238	14%	6,234	238	15%	(14)	(0.2)%
Maintenance & Repairs(3)	3,856	147	9%	3,426	131	8%	430	12.6%
Marketing	1,637	63	4%	1,742	67	4%	(105)	(6.0)%
Total Direct Operating Expenses	$32,535	$1,244	73%	$32,074	$1,226	75%	$461	1.4%

Real Estate Taxes	11,202	428	25%	9,505	363	22%	1,697	17.9%
Insurance	1,020	39	2%	1,133	43	3%	(113)	(10.0)%
Total Fixed Operating Expenses	$12,222	$467	27%	$10,638	$406	25%	$1,584	14.9%
Total Property Operating Expenses	$44,757	$1,711	100%	$42,712	$1,632	100%	$2,045	4.8%

Same-community beds	26,167

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

SECOND QUARTER	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
2017 Same Communities
Revenue	$54,453	$51,911	$64,900	$63,492	$55,574	$235,877
Operating Expenses	21,898	26,562	22,181	21,871	22,886	93,500
Net Operating Income	$32,555	$25,349	$42,719	$41,621	$32,688	$142,377
Margin	60%	49%	66%	66%	59%	60%
Beds	78,501	78,501	78,501	78,501	78,501	314,004
Occupancy(1)	83.2%	88.7%	96.8%	95.3%	82.3%	90.8%
Net Apartment Rent per Occupied Bed	$773	$671	$810	$800	$799	$771
Other Income per Occupied Bed	61	75	44	48	61	57
Total Revenue per Occupied Bed	$834	$746	$854	$848	$860	$828
Operating Expense per Available Bed	$279	$338	$283	$279	$292	$298

2017 New Communities
Revenue	$2,856	$7,154	$11,795	$13,647	$12,526	$45,122
Operating Expenses	1,530	3,751	3,673	5,076	5,741	18,241
Net Operating Income	$1,326	$3,403	$8,122	$8,571	$6,785	$26,881
Margin	46%	48%	69%	63%	54%	60%
Beds	4,658	11,039	14,175	17,833	18,138	61,185
Occupancy(1)	78.5%	86.9%	89.6%	89.2%	77.5%	85.4%
Net Apartment Rent per Occupied Bed	$726	$663	$871	$803	$820	$798
Other Income per Occupied Bed	56	83	58	55	71	65
Total Revenue per Occupied Bed	$782	$746	$929	$858	$891	$863
Operating Expense per Available Bed	$329	$340	$259	$285	$317	$298

2017 Other Communities(2)
Revenue	$1,951	$2,219	$3,090	$3,021	$1,662	$9,992
Operating Expenses	1,382	1,614	1,508	1,475	1,336	5,933
Net Operating Income	$569	$605	$1,582	$1,546	$326	$4,059
Margin	29%	27%	51%	51%	20%	41%
Beds	3,675	3,675	3,675	3,675	3,339	14,364
Occupancy(1)	49.7%	69.1%	87.8%	87.2%	42.3%	72.3%
Net Apartment Rent per Occupied Bed	$846	$692	$903	$883	$899	$845
Other Income per Occupied Bed	223	182	54	59	278	117
Total Revenue per Occupied Bed	$1,069	$874	$957	$942	$1,177	$962
Operating Expense per Available Bed	$376	$439	$410	$401	$400	$413

SECOND QUARTER	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017
2017 Sold Communities
Revenue	$2,430	$593	$652	$625	$309	$2,179
Operating Expenses	1,356	584	449	455	375	1,863
Net Operating Income (Loss)	$1,074	$9	$203	$170	$(66)	$316
Margin	44%	2%	31%	27%	(21)%	15%
Beds	5,868	1,836	1,836	1,836	1,224	6,732
Occupancy(1)	88.8%	61.4%	61.4%	61.4%	63.1%	61.7%
Net Apartment Rent per Occupied Bed	$437	$472	$563	$530	$372	$494
Other Income per Occupied Bed	30	53	15	24	27	30
Total Revenue per Occupied Bed	$467	$525	$578	$554	$399	$524
Operating Expense per Available Bed	$231	$318	$244	$248	$307	$277

2017 Total Communities
Revenue	$61,690	$61,877	$80,437	$80,785	$70,071	$293,170
Operating Expenses	26,166	32,511	27,811	28,877	30,338	119,537
Net Operating Income	$35,524	$29,366	$52,626	$51,908	$39,733	$173,633
Margin	58%	47%	65%	64%	57%	59%
Beds	92,702	95,051	98,187	101,845	101,202	396,285
Occupancy(1)	82.0%	87.2%	94.8%	93.3%	79.9%	88.8%
Net Apartment Rent per Occupied Bed	$749	$668	$819	$800	$800	$774
Other Income per Occupied Bed	63	79	46	50	66	59
Total Revenue per Occupied Bed	$812	$747	$865	$850	$866	$833
Operating Expense per Available Bed	$282	$342	$283	$284	$300	$302

(1) Represents the weighted average physical occupancy for the period presented.
(2) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University, as we previously anticipated changing the way the community will be leased and operated in 2017.

SECOND QUARTER	9

PRELEASING SUMMARY

				Preleasing at July 25,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,046	12.4%	81.2%	79.1%	75.6%	3.5%	(2.3)%
Prior Year Occupancy 90% to 96.9% (Tier 2)	3,697	13.9%	94.0%	88.1%	88.4%	(0.3)%	1.7%
Prior Year Occupancy 97% and Above (Tier 3)	16,911	73.7%	99.7%	96.9%	98.1%	(1.2)%	3.8%
Total Same-Communities (2)	24,654	100.0%	95.8%	92.7%	93.0%	(0.3)%	3.0%
Total Other-Communities (3)	889			100.0%	88.1%	11.9%
Total New-Communities (4)	2,954			74.0%
Total Communities	28,497			90.9%

Projected 2017-2018 Opening Revenue:
The same-community portfolio is projected to open the 2017-2018 lease-term with occupancy flat and a 2.5% to 3.5% increase in rates, resulting in rental revenue growth in the range of 2.5% to 3.5%.

NOTE: The leasing velocity in the above preleasing summary by tier does not include 6,850 same and new-community beds at the University of Kentucky, 656 new-community beds at Boise State University and 417 new-community beds at Northern Michigan University, since each university's assignment process has not yet occurred. The University of Kentucky beds are currently 98% applied for this fall compared to 106% in the prior year. The beds at Boise State and Northern Michigan University are currently 100% and 185% applied for the fall, respectively. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth represents the midpoint of the range for the same-community leasing portfolio, including the same-community beds at Kentucky.

(2) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2017/2018 leasing cycle. Design beds for Same-Communities included in the 2017 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 26 of 26,167 less 4,592 beds at the University of Kentucky plus (2) 3,079 design beds on communities that are considered same for leasing purposes (see note 1 on page 27).

(3) Other-communities includes University Towers, serving North Carolina State University.

(4) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities include the following: (1) our 2016 acquisitions of Pura Vida Place (100 beds), Carriage House (94 beds) and Urbane (311 beds), plus (2) beds at our 2017 development deliveries including The Local: Downtown (304 beds) and SkyVue (824 beds), plus (3) our 2017 acquisitions of Retreat at Corvallis (1,016 beds) and 319 Bragg (305 beds).

SECOND QUARTER	10

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at July 25,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Region (2)
Mid-Atlantic	5,758	28.7%	98.1%	95.9%	97.4%	(1.5)%	4.8%
Midwest	1,664	3.6%	82.7%	81.7%	76.3%	5.4%	(1.8)%
North	4,243	16.2%	95.3%	90.9%	90.4%	0.5%	0.4%
South Central	5,250	19.2%	93.0%	87.3%	89.7%	(2.4)%	3.0%
Southeast	4,001	13.4%	99.9%	97.1%	98.7%	(1.6)%	2.8%
West	3,738	18.9%	98.4%	97.3%	94.7%	2.6%	4.0%
Total Same-Communities	24,654	100.0%	95.8%	92.7%	93.0%	(0.3)%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	14,324	66.2%	98.4%	93.7%	96.4%	(2.7)%	3.6%
0.21-0.49 miles	2,720	10.3%	90.8%	85.4%	85.8%	(0.4)%	(1.3)%
0.5-0.99 miles	2,041	7.6%	87.2%	90.0%	81.4%	8.6%	2.3%
1.0-1.99 miles	3,709	11.4%	92.5%	92.8%	90.0%	2.8%	2.5%
2.0 & > miles	1,860	4.5%	99.6%	97.5%	95.6%	1.9%	2.0%
Total Same-Communities	24,654	100.0%	95.8%	92.7%	93.0%	(0.3)%	3.0%

NOTE: The leasing velocity in the above leasing update does not include the University of Kentucky since the university's assignment process has not yet occurred. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth represents the midpoint of the range for the same-community leasing portfolio, including the same-community beds at Kentucky.

(2) See definition of regions on page 29.

SECOND QUARTER	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 23.7%
Virginia Tech 2.0%
University of Central Florida 2.1%
Florida International University 2.1%
University of Michigan 2.1%
University of Florida 2.4%
University of Colorado, Boulder 2.4%
University of Alabama 2.5%
North Carolina State 2.8%
Texas Christian University 2.9%
University of Virginia 2.9%
Texas Tech University 3.1%
Syracuse University 3.1%
University of Arizona 3.4%
University of Texas at Austin 3.5%
University of Mississippi 3.6%
University of Wisconsin 3.9%
Pennsylvania State University 4.5%
University of Connecticut 5.3%
Arizona State University 5.5%
University of Kentucky(1) 16.2%

*The data above is based on revenue for the twelve months ended June 30, 2017 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

SECOND QUARTER	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Other 9.5%
Kentucky 17.8%
California 2.3%
Missouri 2.3%
Indiana 2.7%
Alabama 2.8%
New York 3.1%
Texas 9.6%
Michigan 3.2%
Colorado 3.6%
Mississippi 3.6%
Arizona 8.9%
Wisconsin 3.9%
Pennsylvania 4.5%
Florida 7.2%
North Carolina 4.7%
Virginia 5.0%
Connecticut 5.3%

*The data above is based on revenue for the twelve months ended June 30, 2017 and excludes properties that were sold during the period.

SECOND QUARTER	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets:	2013	2014	2015	2016	2017 Est (1)	2018 Est (2)
New supply as % of enrollment	2.2%	2.2%	2.0%	1.8%	2.1%	1.6%
Enrollment growth	1.3%	1.4%	1.5%	1.5%	1.4%	1.4%
	0.9%	0.8%	0.5%	0.3%	0.7%	0.2%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	—%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	3.0%

(1) Data includes the existing portfolio plus 2017 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities. Leasing revenue growth for 2017 represents the midpoint of current projections.

(2) Data includes the existing portfolio plus 2017 and 2018 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.

SECOND QUARTER	14

OWNED COMMUNITY PROJECTED 2018 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2018 New Supply and Demand Information by Region

Region (2)	% of Owned Beds	Pro Forma EdR NOI% (1)	Enrollment Growth 3 Year CAGR - Universities Served	2018 New Supply %	Variance
West	15%	15%	1.6%	2.3%	(0.7)%
Mid Atlantic	19%	23%	1.5%	2.1%	(0.6)%
North	17%	16%	0.2%	1.3%	(1.1)%
South Central	30%	30%	1.7%	0.9%	0.8%
Southeast	12%	10%	1.1%	2.0%	(0.9)%
Midwest	7%	6%	2.0%	1.5%	0.5%
Total	100%	100%	1.4%	1.6%	(0.2)%

Projected 2018 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2018 Supply

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	43%	47%	50%	Arizona State University - Phoenix	5.3%	5%
0.1% to 1.0%	—%	—%	—%	Florida State University/Florida A&M	5.8%	2%
1.0% - 3.0%	33%	26%	30%	Northern Michigan University	6.4%	1%
3.0% - 5.0%	15%	13%	10%	University of Mississippi	6.3%	2%
> 5.0%	9%	14%	10%			10%
Total	100%	100%	100%

NOTE: Schedule represents all markets served by EdR communities and includes the 2017 acquisitions and developments and all announced 2018 developments. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2017 forecast net operating income with proforma adjustments for 2017 acquisitions and developments that have been operating for less than 12 months.
(2) See definition of regions on page 29.

SECOND QUARTER	15

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)
								Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)
Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Economic Ownership Cost(1)		EdR's Remaining Cost to be Funded
University of Kentucky - University Flats	ONE Plan (3)	100%	771	In progress	Summer 2017	$74,000	$74,000	$74,000	$3,800
Boise State University	ONE Plan (3)	100%	656	In progress	Summer 2017	39,800	39,800	39,800	6,900
University of Kentucky - Lewis Hall	ONE Plan (3)	100%	346	In progress	Summer 2017	26,900	26,900	26,900	—
Michigan State University - SkyVue	Joint Venture	90%	824	In progress	Summer 2017	89,900	80,900	87,700	10,900
Texas State University - The Local: Downtown	Joint Venture	80%	304	In progress	Summer 2017	29,600	23,700	28,100	5,500
Northern Michigan University - The Woods(4)	ONE Plan (3)	100%	800	In progress	Summer / Dec 2017	50,300	50,300	50,300	19,700
Total - 2017 Deliveries			3,701			$310,500	$295,600	$306,800	$46,800

Oklahoma State University - Avid Square	Joint Venture	70%	475	In progress	Summer 2018	$47,200	$33,000	$43,700	$16,200
University of Pittsburgh	Joint Venture	80%	723	In progress	Summer 2018	106,100	84,900	100,300	74,200
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	In progress	Summer 2018	38,000	38,000	38,000	36,500
Northern Michigan University - The Woods	ONE Plan (3)	100%	400	Summer 2017	Summer 2018	29,000	29,000	29,000	29,000
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	71,000
Arizona State University - Union at Tempe	Joint Venture	90%	857	In progress	Summer 2018	164,900	148,400	159,100	117,600
Cornell University - Maplewood	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	79,300
Colorado State University - Union on Plum	Joint Venture	70%	229	In progress	Summer 2018	28,200	19,700	25,700	21,100
Iowa State University - Union on Lincoln Way	Joint Venture	70%	537	In progress	Summer 2018	51,900	36,300	47,300	39,100
Total - 2018 Deliveries			5,392			$649,200	$525,200	$612,600	$484,000

University of Hawai'i - Hale Mahana	Joint Venture	90%	599	In progress	Fall 2018 or 2019	$109,600	$98,600	$106,300	$78,000
Total - 2019 Deliveries			599			$109,600	$98,600	$106,300	$78,000

Total Active Projects			9,692			$1,069,300	$919,400	$1,025,700	$608,800

Recently Awarded	Project Type	Anticipated Completion Date
Lehigh University	ONE Plan (3)	Fall 2019
Mississippi State University	Possible ONE Plan	Fall 2019
Cornell University - East Hill Village	ONE Plan (3)	Fall 2020

See notes on next page.

SECOND QUARTER	16

OWNED DEVELOPMENT SUMMARY

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(4) The first phase of the project consists of 417 beds and is anticipated to be completed in August 2017.

SECOND QUARTER	17

CAPITAL ALLOCATION - LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost(2)	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(2)	Less: Costs Incurred to Date(2)	Remaining Capital Needs(2)
2017 Announced Acquisitions(1)	$16	$16	$—	$16
2017 Development Deliveries	311	307	260	47
2018 Development Deliveries	649	613	129	484
2019 Development Deliveries	109	106	28	78
	$1,085	$1,042	$417	$625

Estimated Capital Sources:
		2017	Thereafter	Capital Sources
Cash on Hand at June 30, 2017		$—	$33	$33
Equity Proceeds Available from ATM Forward Sales(3)		290	15	305
Additional Debt, Including Draws on Revolving Credit Facility(4)		—	287	287
		$290	$335	$625

Debt to Gross Assets

		June 30, 2017	Pro Forma for Funding Needs Through December 31, 2017(5)	Pro Forma Assuming All Funding Completed(6)
Debt to gross assets		26%	24%	29%

NOTE: This analysis demonstrates that EdR could fund all announced acquisitions and developments as of June 30, 2017 and our debt to gross assets is still less than 30%.

(1) Represents the second closing of Urbane which will close in September 2017.
(2) Represents the share of development cost that is funded by EdR's balance sheet, which excludes any partner contributions - see page 16 for details.
(3) Represents available proceeds from completed by unsettled forward sales through June 2017 under the ATM. The Company has the option of settling 6.9 million of the forward sold shares at any time prior to December 31, 2017. The remaining completed forward sales and any additional sales under the current authorization can be settled at the Company's option through December 2018.
(4) The balance on the revolving credit facility as of June 30, 2017 was $345.0 million.
(5) Represents pro forma June 30, 2017 debt to gross assets including the impact of funding only the anticipated capital needed in 2017, in the manner shown in the estimated capital sources table above for 2017.
(6) Represents pro forma December 31, 2017 debt to gross assets as if all announced acquisitions and developments were 100% funded as of June 30, 2017 in the manner shown in the estimated capital sources table above.

SECOND QUARTER	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

THIRD-PARTY PROJECTS
Active Projects	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Six Months Ended June 30, 2017 (1)	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania Ph II	488	In progress	Summer 2017	$45,349	$1,374	$338	$892	$144
Texas A&M - Commerce	490	In progress	Summer 2017	29,925	1,260	210	872	178
Shepherd University	298	In progress	Summer 2017	22,385	1,025	395	582	48
Total	1,276			$97,659	$3,659	$943	$2,346	$370

Recently Awarded	Anticipated Completion Date
University of South Florida - St. Petersburg	Fall 2019 or 2020
Thomas More College	Fall 2019

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress. During the six months ended June 30, 2017, cost savings of $0.6 million were also recognized on the Bowles Hall redevelopment, which opened in the fall of 2016.

SECOND QUARTER	19

CAPITAL STRUCTURE

as of June 30, 2017			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets
Debt(1)	$812,272	Variable Rate - Construction Debt	$29,772	2.8%	0.3
Gross Assets(2)	3,146,075	Fixed Rate - 5 Yr. Unsecured Term Loan(5)	65,000	2.9%	4.6
Debt to Gross Assets	25.8%	Fixed Rate - 7 Yr. Unsecured Term Loan(5)	122,500	3.5%	3.5
		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	7.4
Net Debt to Gross Assets		Variable Rate - Unsecured Revolving Credit Facility	345,000	2.5%	1.4
Net Debt	$778,776	Debt(1) / Weighted Average	812,272	3.3%	3.8
Gross Assets(3)	3,112,579	Less: Cash	33,496
Net Debt to Gross Assets	25.0%	Net Debt	$778,776

Net Debt to Enterprise Value
Net Debt	$778,776	Interest Coverage (TTM)(6)	11.4x
Market Equity (4)	2,844,934	Net Debt to EBITDA - Adjusted (TTM)(7)	2.3x
Enterprise Value	$3,623,710	Variable Rate Debt to Total Debt	46.1%

Net Debt to Enterprise Value	21.5%	Undrawn Forward Equity Proceeds(8)	$304,519

(1) Excludes unamortized deferred financing costs of $3.1 million.
(2) Excludes accumulated depreciation of $343.1 million.
(3) Excludes accumulated depreciation of $343.1 million and cash of $33.5 million.
(4) Market equity includes 73,194,924 shares of the Company's common stock and 222,737 units outstanding, which are convertible into common shares, and is calculated using $38.75 per share, the closing price of the Company's common stock on June 30, 2017.

(5) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin. In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years to 2022 and reduce the interest rate margin of the seven year tranche by 35 bps.

(6) Equals Adjusted EBITDA of $150.9 million divided by interest expense, net of capitalized interest of $13.2 million. See page 23 for reconciliation to Adjusted EBITDA.
(7) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(8) Represents available proceeds from sales of common stock sold under ATM forward agreements through June 30, 2017. The Company has the option of settling $289.8 million of forward shares sold prior to December 31, 2017, and the remaining $14.7 million forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through December 31, 2018. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

SECOND QUARTER	20

CAPITAL STRUCTURE

NOTE: At June 30, 2017, the Trust had $304.5 million of undrawn proceeds from shares sold under ATM forward agreements.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	—%	—%	—%	3.5%	2.9%	—%	4.6%
Variable Rate Debt	2.8%	2.5%	—%	—%	—%	—%	—%	—%
Total Debt	2.8%	2.5%	—%	—%	3.5%	2.9%	—%	4.6%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met. The Company has locked rates on $150 million of unsecured private placement notes with an average interest rate of 4.26%. The notes are evenly split between a 12-year and a 15-year maturity, are expected to close in the third quarter of 2017, and a portion of the proceeds will be used to pay down the balance on the revolver. The current commitments have customary contingencies and closing of the transaction is not guaranteed.

(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

SECOND QUARTER	21

UNSECURED SENIOR NOTE COVENANTS

as of June 30, 2017
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	25.8%
Secured Debt to Total Asset Value	≤ 40%	0.9%
Unencumbered Asset Value to Unsecured Debt	> 150%	392.6%
Interest Coverage	> 1.5x	6.9x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$150,941
Pro forma Adjustments - acquisitions & dispositions (1)	3,578
Total Adjusted Pro Forma EBITDA - TTM	$154,519

Pro Forma Interest Expense - TTM:
Interest expense, net of capitalized interest	$13,246
Add back: Capitalized interest	10,175
Pro forma adjustments(1)	(920)
Pro forma interest expense - TTM	$22,501

Interest Coverage	6.9x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 23 for a reconciliation to EdR Adjusted EBITDA.

SECOND QUARTER	22

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)	Six Months	Plus: Year	Less: Six	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
	June 30, 2017	December 31, 2016	June 30, 2016	June 30, 2017
Net income attributable to common shareholders	$22,217	$44,924	$34,324	$32,817
Straight line adjustment for ground leases	2,349	4,731	2,373	4,707
Acquisition costs	27	619	238	408
Depreciation and amortization	50,359	81,413	36,615	95,157
Loss on impairment of collegiate housing assets	—	2,500	—	2,500
Gain on sale of collegiate housing assets	(691)	(23,956)	(23,956)	(691)
Interest expense, net of capitalized interest	6,090	15,454	8,298	13,246
Amortization of deferred financing costs	779	1,731	937	1,573
Interest income	(49)	(490)	(274)	(265)
Loss on extinguishment of debt	22	10,611	10,136	497
Income tax expense (benefit)	(532)	684	140	12
Other operating expense - change in fair value of contingent consideration liability	500	1,046	—	1,546
Noncontrolling interests	(386)	(220)	(40)	(566)
Adjusted EBITDA	$80,685	$139,047	$68,791	$150,941
Annualize acquisitions, developments and dispositions(1)	—	—	—	4,504
Pro Forma Adjusted EBITDA	$80,685	$139,047	$68,791	$155,445

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

SECOND QUARTER	23

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Three months ended June 30,		Six months ended June 30,
	2017	2016	2017	2016
Operating income	$8,625	$9,486	$27,066	$29,702
Less: Third-party development services revenue	1,156	467	2,971	950
Less: Third-party management services revenue	831	697	1,776	1,591
Plus: Other operating expense	—	—	500	—
Plus: Development and management services expenses	2,775	2,728	5,676	5,249
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	3,338	3,079	6,765	6,188
Plus: Ground leases	2,462	2,296	6,022	5,605
Plus: Depreciation and amortization	24,520	19,099	50,359	36,615
NOI	$39,733	$35,524	$91,641	$80,818

Debt to gross assets

(Amounts in thousands)	June 30, 2017	December 31, 2016
Mortgage and construction loans, excluding unamortized deferred financing costs of $21 and $56 as of June 30, 2017 and December 31, 2016, respectively	$29,772	$62,576
Unsecured revolving credit facility	345,000	20,000
Unsecured term loan, excluding unamortized deferred financing costs of $1,115 and $762 as of June 30, 2017 and December 31, 2016, respectively	187,500	187,500
Unsecured senior notes, excluding unamortized deferred financing costs of $1,931 and $2,062 as of June 30, 2017 and December 31, 2016, respectively	250,000	250,000
Total debt, excluding unamortized deferred financing costs	$812,272	$520,076

Total assets	$2,802,943	$2,506,185
Accumulated depreciation(1)	343,132	315,634
Gross assets	$3,146,075	$2,821,819

Debt to gross assets	25.8%	18.4%
(1) Represents accumulated depreciation on real estate assets.

SECOND QUARTER	24

UPDATED 2017 GUIDANCE

(Amounts in thousands, except per share/unit data)	Year ending December 31, 2017
	Low End	High End

Net income attributable to EdR	$41,700	$49,400

Real estate related depreciation and amortization	97,800	97,800
Equity portion of real estate depreciation and amortization on equity investees	2,500	2,500
Gain on sale of collegiate housing assets	(691)	(691)
Noncontrolling interests	(300)	(300)
Funds from operations ("FFO") available to stockholders and unitholders	$141,009	$148,709

FFO adjustments:
Loss on extinguishment of debt	22	22
Acquisition costs	27	27
Change in fair value of contingent consideration liability (1)	500	500
Straight-line adjustment for ground leases (2)	4,700	4,700
FFO adjustments	5,249	5,249

Core funds from operations ("Core FFO") available to stockholders and unitholders	$146,258	$153,958

Earnings per share – diluted (3)	$0.51	$0.61

FFO per weighted average share/unit (4)	$1.84	$1.94

Core FFO per weighted average share/unit (4)	$1.90	$2.00

Weighted average shares/units (4)	76,800	76,800

(1) This represents the fair value adjustment for Urbane's contingent consideration.
(2) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(3) The numerator for earnings per share - diluted also includes $2.6 million of accretion of redeemable noncontrolling interests for the year ended December 31, 2017.
(4) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

SECOND QUARTER	25

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Lofts	University of Central Florida	Jan '05	730	3949	Saint Louis University	Aug '13	256
The Reserve at Columbia	University of Missouri	Jan '05	676	Lymon T. Johnson Hall (ONE Plan)(3)	University of Kentucky	Aug '13	301
Commons at Knoxville	University of Tennessee	Jan '05	708	Herman Lee Donovan Hall (ONE Plan)(3)	University of Kentucky	Aug '13	300
Campus Creek	University of Mississippi	Feb '05	636	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
Campus Lodge	University of Florida	Jun '05	1,115	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
Carrollton Crossing	University of West Georgia	Jan '06	336	The Retreat at State College	Pennsylvania State University	Sept '13	587
River Pointe	University of West Georgia	Jan '06	504	The Cottages on Lindberg	Purdue University	Sept '13	745
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Varsity	University of Michigan	Dec '13	415
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
GrandMarc at The Corner	University of Virginia	Oct '10	641	109 Tower	Florida International University	Aug '14	542
Wertland Square	University of Virginia	Mar '11	152	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
Jefferson Commons	University of Virginia	Mar '11	82	Frances Jewell Hall (ONE Plan)(3)	University of Kentucky	Aug '14	740
The Berk on College	University of California, Berkeley	May '11	122	Georgia M. Blazer Hall (ONE Plan)(3)	University of Kentucky	Aug '14	427
The Berk on Arch	University of California, Berkeley	May '11	43	Haggin Hall (ONE Plan)(3)	University of Kentucky	Aug '14	396
University Village Towers	University of California, Riverside	Sept '11	554	Woodland Glen I (ONE Plan)(3)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	Woodland Glen II (ONE Plan)(3)	University of Kentucky	Aug '14	409
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	The District on Apache	Arizona State University - Tempe	Sept '14	900
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Commons on Bridge	University of Tennessee	June '15	150
East Edge	University of Alabama	Aug '12	774	Oaks on the Square- Ph IV	University of Connecticut	Aug '15	391
The Province	East Carolina University	Sept '12	728	The Retreat at Louisville	University of Louisville	Aug '15	656
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen III (ONE Plan)(3)	University of Kentucky	Aug '15	782
Campus Village	Michigan State University	Oct '12	355	Woodland Glen IV (ONE Plan)(3)	University of Kentucky	Aug '15	578
The Province	Kent State University	Nov '12	596	Woodland Glen V (ONE Plan)(3)	University of Kentucky	Aug '15	250
The Suites at Overton Park	Texas Tech University	Dec '12	465	The Province Boulder	University of Colorado - Boulder	Sept '15	317
					Total Same-Communities		26,167

SECOND QUARTER	26

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New-Communities				Other-Communities
The Retreat at Oxford(1)	University of Mississippi	Aug '13, Aug '16	1,018	University Towers(4)	North Carolina State University	Jan '05	889
Lokal(1)	Colorado State University	March '16	194		Total Other-Communities		889
The Hub at Madison(1)	University of Wisconsin	May '16	1,038
Holmes Hall (ONE Plan)(3)	University of Kentucky	Aug '16	645		Total Owned-Communities		33,102
Boyd Hall (ONE Plan)(3)	University of Kentucky	Aug '16	496
The Retreat at Blacksburg(1)	Virginia Tech	Aug '16	829
Pura Vida Place(2)	Colorado State University	Aug '16	100
Carriage House(2)	Colorado State University	Aug '16	94
Urbane(2)	University of Arizona	Sept '16	311
Retreat at Corvallis	Oregon State University	Jan '17	1,016
319 Bragg	Auburn University	Feb '17	305
	Total New-Communities		6,046

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2017/2018 leasing purposes, as the Company managed the leasing process for both the 2016/2017 and 2017/2018 lease cycles. Total same-community beds for leasing purposes is 24,654.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2016/2017 lease year.
(3) The Kentucky communities, totaling 5,733 beds, are excluded from the leasing update on pages 10 and 11, as the assignment process has not yet occurred.
(4) University Towers moved into other-communities on January 1, 2017 due to an anticipated change in the operations of the property related to the University's new live-on requirement. University Towers is considered new for purposes of leasing.

SECOND QUARTER	27

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Gwen Clark	(212) 446-5611	gwen.clark@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Ryan Burke	(949) 640-8780	rburke@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

SECOND QUARTER	28

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Idaho, Iowa, Oklahoma, Missouri; North: Michigan, Minnesota, Ohio, Indiana, Illinois, Wisconsin; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado, Oregon.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the development costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

SECOND QUARTER	29

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

SECOND QUARTER	30